UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2023

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 22, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 28, 2023, the record date for the Annual Meeting, 85,470,082 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 12, 2023. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.
Proposal 1. The election of eleven directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Robert Selander	75,250,232	1,902,584	47,112	3,582,568
Jon Kessler	76,751,884	402,580	45,464	3,582,568
Stephen Neeleman, M.D.	76,209,904	942,551	47,473	3,582,568
Paul Black	76,739,851	413,090	46,987	3,582,568
Frank Corvino	76,471,392	664,676	63,860	3,582,568
Adrian Dillon	76,732,974	420,381	46,573	3,582,568
Evelyn Dilsaver	74,446,560	2,706,721	46,647	3,582,568
Debra McCowan	75,377,166	1,776,322	46,440	3,582,568
Rajesh Natarajan	76,731,684	421,568	46,676	3,582,568
Stuart Parker	76,720,509	432,201	47,218	3,582,568
Gayle Wellborn	76,764,325	389,037	46,566	3,582,568
Proposal 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024. There were no broker non-votes for this proposal.

For	Against	Abstain
80,332,574	411,502	38,420
Proposal 3. The approval, on a non-binding, advisory basis, of the fiscal 2023 compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
75,659,879	1,493,077	46,972	3,582,568
Proposal 4. The approval, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
75,401,947	4,891	1,751,278	41,812	3,582,568

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: June 22, 2023	By:	/s/ Tyson Murdock
	Name:	Tyson Murdock
	Title:	Executive Vice President and Chief Financial Officer